UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2006

ETHANEX ENERGY, INC.
(f/k/a New Inverness Explorations, Inc.)

(Exact name of registrant as specified in its charter)

Nevada	333-129810	Pending
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14500 Parallel Road, Suite A
Basehor, KS	66007
(Address of principal executive offices)	(Zip Code)

(913) 724-4106
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Amendment amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission on September 6, 2006 by Ethanex Energy, Inc., (the “Registrant” or the “Company”) f/k/a New Inverness Explorations, Inc. (“NIE”), in connection with the merger of the Registrant and Ethanex Energy North America, Inc., a Delaware corporation (“Ethanex N.A.”) that closed on September 1, 2006. This Amendment is being filed to revise Part II, Section 3., “Changes in Accountants” of this Item 2.01, which should now read:

3. CHANGES IN ACCOUNTANTS

Before the Merger, and since its inception on November 4, 2004, the independent registered public accounting firm for NIE was Stark Winter Schenkein & Co., LLP (“Stark Winter”), and the independent registered public accounting firm for Ethanex N.A. was Bagell, Josephs, Levine & Company, LLC (“Bagell Josephs”). Because the above-described transactions were treated as a reverse acquisition for accounting purposes, future historical financial reports filed by the Company will be those of Ethanex N.A., the accounting acquirer. Accordingly, the Company’s board of directors determined to change its independent registered public accounting firm from Stark Winter to Bagell Josephs. Stark Winter was dismissed as the independent registered public accounting firm of the Company on the Closing Date, and Bagell Josephs was engaged as the independent registered public accounting firm of the Company on the same date. As a result of being the auditors of Ethanex N.A., Bagell Josephs consulted with Ethanex N.A. and the Company regarding the above-described transactions.

The report of Stark Winter on the Company’s financial statements since its inception did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, but did include an explanatory paragraph relating to the Company’s ability to continue as a “going concern.”

In connection with the audit of the Company’s financial statements as of July 31, 2005 and the period November 4, 2004 (inception) to July 31, 2005, and through the date of the dismissal, there were no disagreements with Stark Winter on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Stark Winter, would have caused Stark Winter to make reference to the matter in its report. During the most recent fiscal year and through the date of the dismissal of Stark Winter, no information is required to be reported under Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company has provided Stark Winter with a copy of this Current Report on Form 8-K/A and has requested Stark Winter furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, to state the respects in which it does not agree with such statements. A copy of that letter is filed with this Current Report on Form 8-K/A and attached hereto as Exhibit 16.1.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K/A which disclosure is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
16.1	Letter from Stark Winter Schenkein & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ethanex Energy, Inc. /s/ Albert W. Knapp Name: Albert W. Knapp Title: Chief Executive Officer

Dated: September 13, 2006

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Stark Winter Schenkein & Co.